Exhibit 99.1 Welcome M I C H E L L E S I M M O N S

OUR COMMITMENT

Safety First

Our success starts with protecting our people.

A safe workplace enables our people to thrive, our operations to perform, and a brighter future for our customers, communities and the planet.

- PEOPLE SAFE
- OPERATIONS STRONG
- COMMUNITIES THRIVING
- A BRIGHTER TOMORROW

THINK SAFE. WORK SAFE. HOME SAFE.


PEOPLE. PERFORMANCE. RESPONSIBILITY.

LEGAL DISCLAIMER

Cautionary Statement Regarding Forward-Looking Statements and Non-GAAP Disclosures

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as "anticipate," "believe," "expect," "intend," "may," "plan," "project," "will," and similar expressions identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the separation of Flex's Cloud and Power Infrastructure business into an independent publicly traded company, Axiom Solutions International, Inc. ("Axiom" and such separation, the "Spin-Off") and the Preferred Stock Investment Agreement, pursuant to which GC Venture XIII (ASI), L.P. and the other investors party thereto have agreed to collectively purchase 200,000 shares of Axiom's Series A Convertible Preferred Stock, par value $0.0001 per share (the "Convertible Preferred Stock"), in a private placement (the "Preferred Investment"), the expected timing of the closing of the Preferred Investment, the expected timing of the Spin-Off and the ability to complete each of the Preferred Investment and the Spin-Off; the anticipated synergies and benefits of the acquisition of EPC Power Corp. ("EPC Power", and such acquisition, the "EPC Power Acquisition") and the Spin-Off, including enhanced strategic focus, financial flexibility and value creation for shareholders; the expected tax-free treatment of the Spin-Off for U.S. federal income tax purposes; the expected future performance of each of Flex and Axiom, including the business of EPC Power; the impact of the EPC Power Acquisition on Flex's Cloud and Power Infrastructure business; Flex's plans to repay borrowings incurred in connection with the EPC Power Acquisition; and statements about business strategies, growth opportunities, market position and financial outlook for each of Flex and Axiom. These forward-looking statements are based on current expectations, estimates and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from those anticipated by these forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements.

Risks and uncertainties related to the Preferred Investment, EPC Power Acquisition and Spin-Off include, but are not limited to: uncertainties as to whether the Preferred Investment and the Spin-Off will be completed and the timing thereof; the ability to achieve anticipated ratings of the Convertible Preferred Stock; the possibility that various conditions to the completion of the Preferred Investment and the Spin-Off may not be satisfied or waived, including the failure to obtain required regulatory approvals in the expected timeframe or at all or subject to conditions that are not anticipated; the possibility that the Spin-Off will not qualify for the expected tax-free treatment for U.S. federal income tax purposes; the risk that the Spin-Off may be more difficult, time-consuming, or costly than expected, including the impact on Flex resources, systems, procedures, and controls; potential adverse effects to the businesses of Flex during the pendency of the Spin-Off, such as employee departures or distraction of management from business operations; the possibility that the strategic, operational and financial benefits of the EPC Power Acquisition and the Spin-Off may not be achieved or may take longer to achieve than expected, including as a result of problems arising from the integration of the business of EPC Power; the failure to obtain, or delays in obtaining, required legal, regulatory or other approvals necessary to complete the Spin-Off; disruption from the EPC Power Acquisition and the Spin-Off, including potential adverse effects on relationships with customers, suppliers, employees and other business partners; competitive responses to the announcement or completion of the Spin-Off; diversion of management's attention from ongoing business operations; the possibility of disputes, litigation or unanticipated costs in connection with the Spin-Off; uncertainty regarding the financial performance of Flex or Axiom following the Spin-Off; negative effects of the announcement or pendency of the Preferred Investment and the Spin-Off on the market price of Flex's securities and/or on Flex's financial performance; the ability to achieve anticipated capital structures, credit ratings, and financing in connection with the Spin-Off; the ability to retain key personnel; impacts of geopolitical conflicts; and any changes in general economic and/or industry-specific conditions. Additional information concerning risks relating to our business is described under "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our most recent Annual Report on Form 10-K and in our subsequent filings with the Securities and Exchange Commission (the "SEC"). Any references to the planned Spin-Off, including its timing, Form 10 status, and the leadership of each company following the separation, are forward-looking and remain subject to applicable approvals and completion of the Spin-Off. All forward-looking statements are made as of the date hereof, and Flex assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Reconciliations of historical non-GAAP financial measures to the most directly comparable GAAP financial measures are available in the Investor Relations section of our website at www.flex.com. Reconciliations of forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures are not provided because the information necessary to prepare such reconciliations is not available without unreasonable effort due to the inherent variability, complexity and uncertainty in forecasting certain reconciling items, including restructuring and impairment charges. These items could be material and could significantly affect our GAAP results.

This presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any securities.

INNOVATION DAY · 2026

# Today's Agenda


flex®

SESSION 1 · NASDAQ: FLEX

## 8:00 AM – 11:00 AM

- Presentation 8:00 AM ›
- Product Showcase 9:05 AM ›
- Q&A 10:15 AM


axiom

SESSION 2 · NASDAQ: AXM

## 12:00 PM – 3:00 PM

- Presentation 12:00 PM ›
- Product Showcase 1:10 PM ›
- Q&A 2:40 PM

Innovation Day R E V A T H I A D V A I T H I

INNOVATION DAY · 2026

Building on Our Proven Transformation Record

2019 – 2026

Transformed the portfolio

- Repositioned toward higher-value markets and exited structurally lower-margin businesses
- Executed the Nextracker spin-off
- Built a leading critical digital infrastructure business across power, compute, and cooling, now becoming Axiom

Results from FY19 to FY26

Delivered strong results

6%+	FY26 adjusted operating margin, almost doubled since FY19
~3x	Adjusted EPS, FY19 to FY26
~4x	TSR relative to the S&P 500

2027+

Entering our next chapter

- On track to complete the planned spin-off of Axiom in calendar Q1 2027
- Establishing two focused, independent public companies positioned to lead in their respective markets

Adj. operating margin and adj. EPS are non-GAAP, FY19 vs. FY26 as reported. Flex TSR based on share price appreciation from March 31, 2019 to November 1, 2026; S&P 500 total return per FactSet.

INNOVATION DAY · 2026

Two Companies Built to Win

flex

A market-leading advanced manufacturing company operating at global scale for premier brands across a diverse set of end markets



Healthcare · Industrial · Automotive · Communications · Lifestyle



REVENUE MIX

- Regulated Manufacturing Solutions
- Integrated Technology Solutions

axiom

A leader in critical digital infrastructure, delivering end-to-end compute, power and thermal management technologies for AI data centers and mission-critical applications



Power Conversion Products · Critical Power Products · Embedded Power Products · Cloud Compute · Thermal Management Products



REVENUE MIX

- **Power**
- **Cloud & Cooling**

I N N O V A T I O N D A Y · 2 0 2 6 Positioned to Deliver Long-Term Value 01 02 03 Two independent, Distinct growth strategies Management focus on focused companies with aligned to differentiated scaling businesses, clear execution priorities market positions expanding margins, and driving value creation Each company purpose-built for Capital and focus directed to Clear accountability, disciplined its market and positioned to lead where each business has the portfolio management, and strongest right to win capital deployment aligned to returns

I N N O V A T I O N D A Y · 2 0 2 6 The Investment Case for Flex Michael Hartung, Chief Executive Officer

T H E I N V E S T M E N T C A S E F O R F L E X Building a Value Creation Company Creating value through profitable growth, operating margin expansion, cash generation, and disciplined capital allocation POSITION OF STRENGTH PROVEN PLAYBOOK AMBITIONS BEYOND EMS Unique global platform, deep History of financial rigor, Building a value creation customer relationships, proven productivity improvement, and company where capital follows operating capabilities, and a portfolio optimization will guide returns portfolio aligned with long-term how Flex creates value in the secular trends future

THE INVESTMENT CASE FOR FLEX

Post-Spin Flex Starts from a Position of Strength

Global scale, integrated capabilities, and diversified end markets create a differentiated competitive position

UNMATCHED EXPERTISE AND CAPABILITIES

$21B
FY26 net sales

110k
Employees

55+ years
Advanced manufacturing

30
Countries

COMPREHENSIVE SUITE OF SERVICES AT GLOBAL SCALE

- Design
- Advanced manufacturing
- Vertical integration
- Fulfillment
- Circular economy

Regulated Manufacturing Solutions (RMS)

Complex, regulated and high-reliability products


Healthcare


Industrial


Automotive

Integrated Technology Solutions (ITS)

Complex, technology-driven and rapidly evolving products


Communications


Lifestyle

FY24–26 OPERATING MOMENTUM

90 bps
RMS segment adj. operating margin expansion

150 bps
ITS segment adj. operating margin expansion

17%
Combined segment income growth

FY26 net sales represent the combined net sales of the RMS and ITS segments.

THE INVESTMENT CASE FOR FLEX

A Proven Playbook That Makes Value Creation Repeatable

FINANCIAL RIGOR

- Improve the quality of earnings and cash generation
- Maintain disciplined cost and working capital management
- Allocate capital based on returns

PRODUCTIVITY IMPROVEMENT

- Build on seven years of operational progress
- Apply execution discipline, automation, data, and physical AI
- Accelerate productivity gains and unlock additional value

PORTFOLIO OPTIMIZATION

- Increase exposure to higher-value businesses and markets
- Improve businesses where stronger execution creates value
- De-emphasize businesses that do not meet our strategic and financial criteria

T H E I N V E S T M E N T C A S E F O R F L E X Capital Goes Where It Earns the Highest Return Invest Improve • Markets with strong secular growth, differentiated • Fund organic growth with attractive returns capabilities and a clear right to win • Strengthen base businesses where better execution can • Higher margins and strong returns on capital increase contribution • Passive and active actions may be evaluated • Drive productivity and efficiency Flex is raising the quality of the portfolio and the quality of its earnings

THE INVESTMENT CASE FOR FLEX

Six High-Value Markets, Multiple Paths to Growth



SEGMENT · RMS

Medical devices



SEGMENT · RMS

Robotics



SEGMENT · ITS

Advanced networking



SEGMENT · RMS

Drug delivery



SEGMENT · RMS

Energy infrastructure



SEGMENT · ITS

Satellite communications

Six markets give Flex multiple paths to double-digit growth and margins above the company average

THE INVESTMENT CASE FOR FLEX

A Better Mix Drives Margin Expansion

Post-spin Flex: high-value markets become a larger share of revenue and earnings


HIGH-VALUE MARKETS, % OF REVENUE
24%
Approaching 30%
35–40%
FY26
FY27
FY29


ADJUSTED OPERATING MARGIN
5.5%
5.7–5.9%
7%+
FY26
FY27
FY29

Mix will be the largest driver of margin expansion, with additional contributions from productivity and operating leverage

FY26 High-Value Markets % of revenue based on total RMS and ITS segment revenues.
FY26 Adjusted Operating Margin represents pro forma adjusted operating margin, including Corporate and other costs allocated to the RMS and ITS segments based on each segment's proportion of total Flex revenue.

THE INVESTMENT CASE FOR FLEX

A Proven Playbook with Demonstrated Results

ADJUSTED OPERATING MARGIN

+300 bps


3.3%
6.3%
FY19
FY26

ADJUSTED OPERATING INCOME

11% CAGR


$0.9B
$1.8B
FY19
FY26

FREE CASH FLOW

$1B+


NM
$1.1B
FY19
FY26

THE PLAYBOOK WORKS

Financial rigor
- Strong cash conversion
- Disciplined capital deployment

Productivity improvement
- Build on seven years of operational progress
- Reliable execution through changing market conditions

Portfolio optimization
- Nextracker built, scaled, taken public, and separated
- Axiom built within Flex, with separation underway


BUILD
SCALE
REALIZE VALUE

Financials represent Total Flex as reported

The Team to Execute


Michael Hartung
Chief Executive Officer

FLEX: 20+ YEARS


Amy Schwetz
Chief Financial Officer

JOINED FLEX 2026 | PRIOR: FLOWSERVE


Mike Thoeny
President, RMS

FLEX: 6+ YEARS


Dennis Kirkpatrick
President, ITS

FLEX: 20+ YEARS


Rodrigo DallOglio
Chief Operating Officer

FLEX: 25+ YEARS


Ivan Brockman
Chief Business Transformation Officer

JOINED FLEX 2026 | PRIOR: BX/PJT


Xavier Boza
Chief Human Resources Officer

FLEX: 5+ YEARS


Andy Powell
Chief Legal Officer

FLEX: 9+ YEARS

flex

THE INVESTMENT CASE FOR FLEX

FY27 Outlook and FY29 Direction

Reflects business performance and portfolio actions

FY27 OUTLOOK

Organic revenue growth
Up HSD to LDD

RMS revenue growth
Up MSD to HSD

ITS revenue growth
Up LDD to Low-teens

Adjusted operating margin
5.7% to 5.9%

High-value markets
Approaching 30%


flex.

FY29 DIRECTION

MSD
Organic revenue growth, FY26 to FY29 CAGR

35% – 40%
HVM share of revenue

7%+
Adjusted operating margin

DD
Annual adjusted EPS growth

80%+
FCF conversion

~2% of revenue
Capital expenditures

Revenue growth is organic, continuing operations. FY26 revenue represents the combined net sales of the RMS and ITS segments.
FY2029 is direction, not guidance; FY2029 revenue growth is the FY2026 to FY2029 CAGR.
Free cash flow conversion is free cash flow as a percentage of adjusted net income.
MSD, HSD, LDD and DD: mid-and high-single-digit, low-double-digit and double-digit.

THE INVESTMENT CASE FOR FLEX

Creating Long-Term Shareholder Value

STARTING FROM A POSITION OF STRENGTH

PROVEN PLAYBOOK

LEVERAGING LEADING EMS POSITION TO BUILD A VALUE CREATION COMPANY


flex



Driving high-value market growth from 24% of revenue in FY26 to **35% to 40% by FY29**, and company adjusted **operating margin of 7%+**

FY26 High-Value Markets % of revenue based on total RMS and ITS segment revenues.

Winning in High-Value Markets Mike Thoeny Dennis Kirkpatrick Expected President, Regulated Expected President, Integrated Manufacturing Solutions Technology Solutions

RMS R E G U L A T E D M A N U F A C T U R I N G S O L U T I O N S

REGULATED MANUFACTURING SOLUTIONS

Driving Durable Growth in High-Value Markets

Serving highly regulated industries where quality, compliance and reliability are the price of admission



Healthcare

HIGH-VALUE MARKETS

Medical devices
Drug delivery



Industrial

HIGH-VALUE MARKETS

Robotics
Energy infrastructure



Automotive

OPTIMIZE AND LEVERAGE BASE BUSINESS

Leverage power and compute capabilities into higher-growth markets

BUILT FOR LONG-TERM VALUE CREATION

- High barriers to entry
- Deeply embedded relationships
- Predictable, repeatable execution
- Expanded participation across product lifecycle

High barriers to entry, differentiated capabilities and deep customer relationships drive sustained growth and margin expansion

REGULATED MANUFACTURING SOLUTIONS

Healthcare: A Premium, Regulated Growth Engine

Two high-value markets where regulatory barriers and design-led participation deliver high-quality, durable programs



Medical devices



Drug delivery

STRONG, NON-CYCLICAL MARKET DRIVERS

- Aging populations and rising chronic disease
- Care moving from hospital to home
- Fast-growing drug delivery (e.g., GLP-1 therapies >25% CAGR in recent years)

WHY FLEX WINS

- Regulatory and quality expertise
- Proven design-to-industrialization capabilities expand participation
- Trusted partnerships earned through execution; programs span 10+ years

Operating margin on design engagements
+250 bps

FDA-registered sites
12

ISO 13485-certified sites
22

SELECT CUSTOMERS

PHILIPS | Roche | TANDEM DIABETES CARE | MERCK | Lilly | Smith+Nephew

REGULATED MANUFACTURING SOLUTIONS

Merck KGaA, Darmstadt, Germany + Flex

An award-winning connected autoinjector, from concept to full production



PARTNERSHIP SPOTLIGHT

Merck KGaA, Darmstadt, Germany + Flex

HEALTHCARE | DRUG DELIVERY

Flex designed and manufactures a smart, connected autoinjector, from early concept through commercialization.

~25 yrs of collaboration

3 months to full production

EVOLUTION

Over two decades of patient-centric drug delivery
Nearly 25 years of collaboration on patient-centric devices, including multi-drug, multi-dose injectors that improve adherence and patient experience.

TODAY

An award-winning, reusable connected autoinjector
Developed from concept through new product introduction to commercialization: a smart injection device with an intuitive, patient-focused design.

WHAT'S NEXT

A platform for future therapies
The platform will support future iterations that explore predictive insights and more personalized patient support.

WHAT THE RELATIONSHIP DEMONSTRATES

Strategic customer expansion
From drug delivery devices to a fully connected, digitally integrated therapy platform.

Higher-value design role
End-to-end design across mechanical, electronics, software and UI, with a skin sensor and speed control.

Differentiated market position
The 2025 PDA Drug Delivery Innovation Award places Flex among the leaders in connected drug delivery.

Design-led participation: more of the program, more of the value

REGULATED MANUFACTURING SOLUTIONS

Industrial: Scaling Energy Infrastructure and Robotics

Two high-value markets shaped by major investment cycles and a shared need to industrialize complex systems at speed



Energy infrastructure

Rising investment in power generation creates demand for complex power systems that Flex is positioned to scale.

WHY FLEX WINS

Critical power heritage
Deep expertise in industrializing complex power infrastructure

Integrated capabilities
Power electronics, modular fabrication, system integration and aftermarket services

Global scale
Proven ability to manufacture complex power systems across data center, grid and residential



Robotics

Flex's global scale and expertise accelerate robotics production amid escalating demand for automation

WHY FLEX WINS

Customer, supplier, innovator
Firsthand robotics experience helps customers scale faster with less risk

Automation expertise
Proprietary modular automation deployed across Flex operations

Cross-industry capabilities
Proven automotive capabilities in ruggedized compute, power electronics and motion systems

FY27 Industrial revenue growth
Double-digit

FY25–26 adj. operating margin improvement
230 bps

FY27 high-value markets revenue growth
~2X

SELECT CUSTOMERS

BASE · epcpower · Bloom energy · solaredge · symbotic · TERADYNE Robotics · ABB · amazon robotics

REGULATED MANUFACTURING SOLUTIONS

Teradyne Robotics + Flex

A 20+ year partnership that scaled complex capital equipment is now expanding into robotics at scale



PARTNERSHIP SPOTLIGHT

Teradyne + Flex

INDUSTRIAL | ROBOTICS

Partnership evolution from semiconductor test to robotics.

20+ yrs
of partnership

4x volume ramp
in 6 months | 100% on-time delivery

EVOLUTION

From test to automation
20+ years building some of Teradyne's most complex semiconductor test systems built the trust to expand into robotics and physical AI.

TODAY

Build + deploy
Flex manufactures key components and deploys UR and MiR robots in our own factories, bringing scale, speed and operating insight to the partnership.

WHAT'S NEXT

Automation at scale
Physical-AI use cases validated in Flex sites can be replicated globally, supporting resilient, scalable deployment across new automation applications.

WHAT THE RELATIONSHIP DEMONSTRATES

Complexity + speed
High-value customers choose partners proven on their hardest builds and toughest ramps.

Execution earns expansion
Reliable execution and supply continuity build trust, expanding the relationship from semiconductor test into robotics.

Validated by Teradyne Robotics
"…an ideal partner for advancing intelligent automation." Jean-Pierre Hathout, President, Teradyne Robotics.

Customer, supplier and innovator: the robotics playbook at work

REGULATED MANUFACTURING SOLUTIONS

Turning Differentiated Capabilities into Durable Growth

High barriers to entry protect earnings, while faster-growing high-value markets drive richer mix and stronger returns

FOCUS ON HIGH-VALUE MARKETS

Prioritize markets with strong secular growth and differentiated right-to-win


Medical devices


Drug delivery


Energy infrastructure


Robotics

EXPAND CUSTOMER VALUE

Expand our role across design, industrialization and lifecycle services to capture more value


Design


Industrialization


Lifecycle services

LEVERAGE EXISTING CAPABILITIES

Apply proven expertise to adjacent high-growth markets


Automotive power and compute


Manufacturing at scale


System integration

Higher-value mix → Durable growth → Stronger returns

ITS I N T E G R A T E D T E C H N O L O G Y S O L U T I O N S

INTEGRATED TECHNOLOGY SOLUTIONS

Accelerating Growth in High-Value Connectivity Markets

Delivering physical infrastructure that moves data from the network core to the connected edge

Communications

HIGH-VALUE MARKETS



Advanced networking

Switching and optical connectivity



Satellite communications

Space-to-earth-to-user

Lifestyle



DISCIPLINED PORTFOLIO OPTIMIZATION

Invest
Prioritize high-value markets

Improve
Drive productivity and efficiency

Reprice
Improve program economics

Exit
Reduce lower-return business

Expand
Increase value across the product lifecycle

Leveraging a scaled, cash-generative platform to drive profitable growth, stronger cash flow and attractive returns

INTEGRATED TECHNOLOGY SOLUTIONS

Advanced Networking: Capitalizing on Strong Secular Growth and Increasing Complexity



Increasing complexity raises barriers to market entry

Flex's established expertise and scale position us to industrialize next-generation networking platforms quickly and reliably

WHY FLEX WINS

- **Leading position** in complex switch manufacturing
- **Partnerships** with top component suppliers
- **Proven NPI-to-volume** capabilities
- **Global manufacturing** footprint

High-value market scale
Largest at Flex

Average customer relationship
20+ years

SELECT CUSTOMERS

Cisco, Hewlett Packard Enterprise, Broadcom, Ciena, Nokia

Advanced networking strengthens ITS' portfolio mix, driving higher-value growth, margin expansion and attractive returns

INTEGRATED TECHNOLOGY SOLUTIONS

Cisco + Flex

From trusted manufacturing partner to engineering-led scale for AI-ready platforms



PARTNERSHIP SPOTLIGHT

Cisco + Flex

COMMUNICATIONS | ADVANCED NETWORKING

A long-standing relationship evolving from manufacturing execution to integrated engineering and industrialization.

20+ yrs of partnership

6 regions in production

EVOLUTION

Built trust across the value chain

Expanded from high-volume execution into complex transfers, NPI, failure analysis and deeper manufacturing collaboration.

TODAY

Global launch and scale

Mirrored manufacturing capabilities support scalable production and supply chain resiliency.

WHAT'S NEXT

AI-ready industrialization

Earlier engagement in advanced technologies, process readiness, and capacity planning for scale.

WHAT THE RELATIONSHIP DEMONSTRATES

Scale with speed

25x volume ramp in under two years, moving a highly complex platform from NPI to high-volume production across regions.

Technology readiness

Advanced technology and process readiness for next-generation platforms.

Resilient growth platform

Global capacity, common execution standards and lifecycle support.

Scale at speed: complex platforms from NPI to volume across regions

INTEGRATED TECHNOLOGY SOLUTIONS

Satellite Communications: Early Investment Positions Flex to Capture a Rapidly Scaling Market



Rapid Low Earth Orbit deployment is driving demand for industrialization

Early investment and established capabilities position us to help customers rapidly scale mission-critical connectivity

WHY FLEX WINS

Early market entry
6+ years building capabilities and customers

Space-to-earth-to-user
History of manufacturing for the complete network

Advanced integration and testing
RF expertise, ruggedization and quality systems

AS9100-certified sites
Global scale backed by aerospace-grade quality

# of LEO satellites in orbit, past five years
3x

Market coverage
95%

SELECT CUSTOMERS

amazon Leo
AST SpaceMobile
BAE SYSTEMS

SatCom extends Flex's industrialization capabilities beyond terrestrial networks, positioning us as a trusted partner for mission-critical connectivity

INTEGRATED TECHNOLOGY SOLUTIONS

A Higher-Value ITS Portfolio Drives Attractive Returns

Applying our value-creation playbook to improve the quality of our portfolio, with a focus on higher-value markets and disciplined execution

GROW OUR HIGH-VALUE MARKETS

Advanced networking
Largest growth opportunity

Satellite communications
Building on early investment

EXPAND VALUE CAPTURE

Industrialization and NPI
From design to launch at scale

Early-stage engineering
Component and system design

Lifecycle and aftermarket services
Higher-value services and deeper customer relationships

OPTIMIZE THE PORTFOLIO

Invest where we can differentiate
Prioritize high-value markets

Improve or exit programs
Improve or exit programs that do not meet strategic criteria

Better mix → Higher margins → Stronger returns

THANK YOU

Product Showcase I N N O V A T I O N D A Y · 2 0 2 6

Financial Overview and Outlook Amy Schwetz Chief Financial Officer

FINANCIAL OVERVIEW AND OUTLOOK

A Simple Model Built to Compound Earnings

Three principles, clear levers and measurable progress

PRINCIPLES	HOW WE DELIVER	EVIDENCE TODAY	
01 Shift the mix toward high-value markets	• Invest organically in six high-value markets • Manage lower-value business for margin and cash	**4** Consecutive quarters of YoY revenue expansion for both RMS and ITS	**24%** Revenue from HVMs in FY26
02 Expand margins	• Mix shift toward higher-margin markets • Productivity, automation and AI across the network • Remove stranded costs created by the separation	**90 bps** RMS segment adj. operating margin, FY24 to FY26	**150 bps** ITS segment adj. operating margin, FY24 to FY26
03 Financial rigor	• 80%+ free cash flow conversion; capex about 2% of revenue • Deleverage using the retained Axiom stake • Return excess capital through share repurchases	**~2%** Held ITS and RMS Capex since FY20 at or below 2% of revenue	**80%+** Free cash flow in FY24–FY26; FY27 reduced on CPI and spin costs

FY26 High-Value Markets % of revenue based on total RMS and ITS segment revenues.

FINANCIAL OVERVIEW AND OUTLOOK

High-Value Markets Become the Growth Engine

FY2026 to FY2029 revenue CAGR by portfolio category, before portfolio actions

REGULATED MANUFACTURING SOLUTIONS (RMS)

MSD to HSD growth through FY29

INTEGRATED TECHNOLOGY SOLUTIONS (ITS)

LSD to MSD growth through FY29

HIGH-VALUE MARKETS


MEDICAL DEVICES


DRUG DELIVERY


ENERGY
INFRASTRUCTURE


ROBOTICS

RMS


ADVANCED
NETWORKING


SATELLITE
COMMUNICATIONS

ITS

Double-digit growth through FY29

Share of revenue, FY26 › FY27 › FY29: 24% › approaching 30% › 35%–40%

FY26 High-Value Markets % of revenue based on total RMS and ITS segment revenues.

FINANCIAL OVERVIEW AND OUTLOOK

Multiple Levers Driving Margin Expansion

Adjusted operating margin bridge, FY2027 outlook to FY2029 direction



5.7%–5.9%
Mix improvement
Productivity gains
Fixed cost leverage
7%+
>100 bps expansion
FY27 outlook
FY29 target

MIX IMPROVEMENT

High-value market growth, services expansion and portfolio optimization

PRODUCTIVITY GAINS

Automation, manufacturing efficiency and network optimization

FIXED COST LEVERAGE

Improved cost leverage as the portfolio evolves

FINANCIAL OVERVIEW AND OUTLOOK

Disciplined Capital Allocation

Balance sheet first: reduce debt, reinvest, return excess capital

BALANCE SHEET FIRST

$5.2B
EXPECTED POST-SPIN DEBT

10% to 12%
RETAINED AXIOM STAKE, EXCHANGED FOR FLEX DEBT WITHIN 24 MONTHS

Investment-grade ratings maintained
RETURN TO HISTORICAL LEVELS

CAPITAL PRIORITIES, IN ORDER

1. **Reduce debt**
   Return historical leverage levels through retained stake exchange
2. **Reinvest in the business**
   Focused investment in high-value markets; application of AI and automation technologies
3. **Targeted acquisitions**
   Strengthen and expand positions in high-value markets; disciplined approach to growth and capabilities
4. **Return excess capital**
   Excess capital returned to shareholders through share repurchases

CASH GENERATION AND RETURNS

80%+
Free cash flow conversion following spin

~2%
Capital expenditures as a share of revenue

$944M
Share repurchases in FY26; diluted shares down ~14%, FY24 to FY26

Every capital decision must pass one test: does it increase long-term shareholder value?

FINANCIAL OVERVIEW AND OUTLOOK

How We Compound Earnings Per Share

Illustrative annual adjusted EPS growth algorithm, FY2026 to FY2029

REVENUE GROWTH		MARGIN EXPANSION		INTEREST SAVINGS		ADJUSTED EPS GROWTH
MSD	+	>100 bps	+	~$100M annual savings	=	DD
High-value markets lead; lower-value markets managed for cash		Mix, productivity and stranded-cost removal		Debt reduced through the Axiom stake exchange		Annual growth through FY29

SHARE REPURCHASES

Amplify EPS growth

WHAT THIS MEANS FOR SHAREHOLDERS

EARNINGS GROW FASTER THAN REVENUE

Margin and capital return, not volume alone, drive the algorithm

RESILIENT THROUGH CYCLES

Diversified, regulated end markets and a flexible cost base

MEASURED EVERY QUARTER

We will report HVM growth, margin, EPS and cash conversion

FINANCIAL OVERVIEW AND OUTLOOK

FY27 Outlook and FY29 Targets

FY27 OUTLOOK

ORGANIC REVENUE GROWTH
Up HSD to LDD

RMS REVENUE GROWTH
Up MSD to HSD

ITS REVENUE GROWTH
Up LDD to low teens

ADJUSTED OPERATING MARGIN
5.7% to 5.9%

HIGH-VALUE MARKETS, % OF REVENUE
Approaching 30%

FY29 TARGETS

Up MSD
Organic revenue growth, FY26 to FY29 CAGR

35%–40%
High-value markets, % of revenue

7%+
Adjusted operating margin

DD
Annual adjusted EPS growth

80%+
Free cash flow conversion

~2%
Capital expenditures as a share of revenue

Revenue growth is organic, continuing operations. FY26 revenue represents the combined net sales of the RMS and ITS segments.
FY2029 is direction, not guidance; FY2029 revenue growth is the FY2026 to FY2029 CAGR.
Free cash flow conversion is free cash flow as a percentage of adjusted net income.
MSD, HSD, LDD and DD: mid-and high-single-digit, low-double-digit and double-digit.

Q&A I N N O V A T I O N D A Y · 2 0 2 6

FINANCIAL OVERVIEW AND OUTLOOK

A Clear Path to Value Creation

A proven playbook, more focused portfolio, and measurable financial targets

REVENUE GROWTH	BETTER MIX	HIGHER MARGINS	STRONGER CASH	STRONGER EARNINGS
MSD	35–40%	7%+	80%+	DD
High-value markets provide multiple paths to double-digit growth	High-value market revenue by FY29	Adjusted operating margin by FY29	Free cash flow conversion	Annual adjusted EPS growth

DISCIPLINED CAPITAL ALLOCATION

- Reduce leverage
- Invest for returns
- Selective M&A
- Share repurchases

LEGAL DISCLAIMER

Cautionary Statement Regarding Forward-Looking Statements and Non-GAAP Disclosures

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as "anticipate," "believe," "expect," "intend," "may," "plan," "project," "will," and similar expressions identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the separation of Flex's Cloud and Power Infrastructure business into an independent publicly traded company, Axiom Solutions International, Inc. ("Axiom" and such separation, the "Spin-Off") and the Preferred Stock Investment Agreement, pursuant to which GC Venture XIII (ASI), L.P. and the other investors party thereto have agreed to collectively purchase 200,000 shares of Axiom's Series A Convertible Preferred Stock, par value $0.0001 per share (the "Convertible Preferred Stock"), in a private placement (the "Preferred Investment"), the expected timing of the closing of the Preferred Investment, the expected timing of the Spin-Off and the ability to complete each of the Preferred Investment and the Spin-Off; the anticipated synergies and benefits of the acquisition of EPC Power Corp. ("EPC Power", and such acquisition, the "EPC Power Acquisition") and the Spin-Off, including enhanced strategic focus, financial flexibility and value creation for shareholders; the expected tax-free treatment of the Spin-Off for U.S. federal income tax purposes; the expected future performance of each of Flex and Axiom, including the business of EPC Power; the impact of the EPC Power Acquisition on Flex's Cloud and Power Infrastructure business; Flex's plans to repay borrowings incurred in connection with the EPC Power Acquisition; and statements about business strategies, growth opportunities, market position and financial outlook for each of Flex and Axiom. These forward-looking statements are based on current expectations, estimates and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from those anticipated by these forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements.

Risks and uncertainties related to the Preferred Investment, EPC Power Acquisition and Spin-Off include, but are not limited to: uncertainties as to whether the Preferred Investment and the Spin-Off will be completed and the timing thereof; the ability to achieve anticipated ratings of the Convertible Preferred Stock; the possibility that various conditions to the completion of the Preferred Investment and the Spin-Off may not be satisfied or waived, including the failure to obtain required regulatory approvals in the expected timeframe or at all or subject to conditions that are not anticipated; the possibility that the Spin-Off will not qualify for the expected tax-free treatment for U.S. federal income tax purposes; the risk that the Spin-Off may be more difficult, time-consuming, or costly than expected, including the impact on Flex resources, systems, procedures, and controls; potential adverse effects to the businesses of Flex during the pendency of the Spin-Off, such as employee departures or distraction of management from business operations; the possibility that the strategic, operational and financial benefits of the EPC Power Acquisition and the Spin-Off may not be achieved or may take longer to achieve than expected, including as a result of problems arising from the integration of the business of EPC Power; the failure to obtain, or delays in obtaining, required legal, regulatory or other approvals necessary to complete the Spin-Off; disruption from the EPC Power Acquisition and the Spin-Off, including potential adverse effects on relationships with customers, suppliers, employees and other business partners; competitive responses to the announcement or completion of the Spin-Off; diversion of management's attention from ongoing business operations; the possibility of disputes, litigation or unanticipated costs in connection with the Spin-Off; uncertainty regarding the financial performance of Flex or Axiom following the Spin-Off; negative effects of the announcement or pendency of the Preferred Investment and the Spin-Off on the market price of Flex's securities and/or on Flex's financial performance; the ability to achieve anticipated capital structures, credit ratings, and financing in connection with the Spin-Off; the ability to retain key personnel; impacts of geopolitical conflicts; and any changes in general economic and/or industry-specific conditions. Additional information concerning risks relating to our business is described under "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our most recent Annual Report on Form 10-K and in our subsequent filings with the Securities and Exchange Commission (the "SEC"). Any references to the planned Spin-Off, including its timing, Form 10 status, and the leadership of each company following the separation, are forward-looking and remain subject to applicable approvals and completion of the Spin-Off. All forward-looking statements are made as of the date hereof, and Flex assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Reconciliations of historical non-GAAP financial measures to the most directly comparable GAAP financial measures are available in the Investor Relations section of our website at www.flex.com. Reconciliations of forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures are not provided because the information necessary to prepare such reconciliations is not available without unreasonable effort due to the inherent variability, complexity and uncertainty in forecasting certain reconciling items, including restructuring and impairment charges. These items could be material and could significantly affect our GAAP results.

This presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any securities.

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